UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
March 18, 2010
Date of report (Date of earliest event reported)
STANDARD PARKING CORPORATION
(Exact Name of Registrant as Specified in Its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

000-50796	16-1171179

(Commission File Number)	(IRS Employer Identification No.)
900 N. Michigan Avenue, Suite 1600, Chicago, Illinois 60611
(Address of Principal Executive Offices) (Zip Code)
(312) 274-2000
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
     On March 18, 2010, Standard Parking Corporation (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with GSO Special Situations Fund LP, GSO Special Situations Overseas Master Fund Ltd. and GSO Capital Opportunities Fund LP (collectively, the “Selling Stockholders”) and Credit Suisse Securities (USA) LLC (the “Underwriter”), relating to the public offering of 580,032 shares of the Company’s common stock by the Selling Stockholders at a public offering price of $15.81 per share.
     The Underwriting Agreement includes customary representations, warranties and covenants by the Company and the Selling Stockholders. It also provides for customary indemnification by each of the Company, the Selling Stockholders and the Underwriter against certain liabilities and customary contribution provisions in respect of those liabilities. The foregoing description of the material terms of the Underwriting Agreement is qualified in its entirety by reference to the Underwriting Agreement, which is filed herewith as Exhibit 1.1 and is incorporated herein by reference.
     The Company will not receive any proceeds from the sale of shares by the Selling Stockholders. The offering is being made pursuant to the Company’s effective shelf registration statement on Form S-3 (File No. 333-161750) filed with the SEC on October 6, 2009 (the “Registration Statement”), and a prospectus which consists of a base prospectus and a prospectus supplement filed with the SEC on March 22, 2010. The offering is expected to close on March 24, 2010, subject to customary closing conditions.
Item 8.01 Other Events
     The following information is being provided under Form 8-K, Item 8.01, and should not be deemed incorporated by reference by any general statement incorporating by reference this Current Report into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and none of this information should be deemed “filed” under such acts.
On March 18, 2010, the Company issued a press release announcing a secondary common stock offering by the Selling Stockholders which is included herein as Exhibit 99.1
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.
1.1	Underwriting Agreement, dated as of March 18, 2010, by and among Standard Parking Corporation, and GSO Special Situations Fund LP, GSO Special Situations Overseas Master Fund Ltd., and GSO Capital Opportunities Fund LP, and Credit Suisse Securities (USA) LLC.

99.1	Press release dated March 18, 2010, relating to a secondary common stock offering by the Selling Stockholders.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STANDARD PARKING CORPORATION
Date: March 22, 2010	By:	/s/ G. MARC BAUMANN
G. Marc Baumann,
Chief Financial Officer

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